SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 26, 1999


                     BALLY TOTAL FITNESS HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-27478


         Delaware                                         36-3228107
(State or other jurisdiction of                        (I.R.S. Employer
      incorporation)                                   Identification No.)


8700 West Bryn Mawr Avenue, Chicago, Illinois               60631
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (773) 380-3000


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                             Exhibit Index on Page 2

                     BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report

Item 5.   Other Events

          On October 26, 1999, Bally Total Fitness Holding Corporation ("Company") announced results for the quarter ended September 30, 1999. A copy of the press release relating to the results for the quarter is attached as Exhibit 99.1 hereto and is incorporated herein by reference. All adjustments have been recorded which are, in the opinion of management, necessary for a fair presentation of the information included in the press release. All such adjustments were of a normal recurring nature.

Item 7.   Financial Statements and Exhibits

          c.  Exhibits

              99.1  Press Release dated October 26, 1999

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BALLY TOTAL FITNESS HOLDING CORPORATION
                                       -----------------------------------------
                                                      Registrant


Dated: October 26, 1999                           /s/ John W. Dwyer
                                       -----------------------------------------
                                                    John W. Dwyer
                                       Executive Vice President, Chief Financial
                                                Officer and Treasurer
                                            (principal financial officer)


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